UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2014 (September 22, 2014)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

RELEVANT EVENT

Mexico City, September 22, 2014, Buenavista del Cobre, S.A. de C.V. (the “Company”), a subsidiary of Southern Copper Corporation, reports that there was no second spill of acid copper sulfate solution at any of the reservoirs at the Buenavista del Cobre mine.

As a consequence of heavy rains triggered by Hurricane Odile, the Tinajas 1 and Tinajas 2 reservoirs at the mine were overflowing with rainwater. Such incident was timely communicated to the relevant authorities on September 18, 2014. The Mexican Environmental Protection Agency (PROFEPA) has announced that such discharge derives from the rainwater and contains some ferrous elements below hazardous levels, which are not considered a health hazard. (See PROFEPA’s official statement at: http://www.profepa.gob.mx/innovaportal/v/6327/1/mx/aguas_ pluviales _con_elementos_ferrosos_por_debajo_de_la_norma_analisis_de_nuevo_vertimiento_en_buenavista_del_cobre:_profepa.html)

Water testing conducted through September 20th, 2014 by PROFEPA, CONAGUA and the Company reported normal acidity levels in the Bacanuchi and Sonora Rivers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Javier Gomez Aguilar
Name:	Javier Gomez Aguilar
Title:	Vice President, Legal and General Counsel

Date: September 22, 2014